Exhibit 99.1

KROGER

FIREHOUSE SUBS
LabCorp

WEINGARTEN REALTY®

SUPPLEMENTAL FINANCIAL INFORMATION

QUARTER ENDED June 30, 2019

SUNSET 5
SUNSET 5
TRADER JOE'S

T.J.maxx

SPROUTS
FARMERS MARKET

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY
REPORTS STRONG SAME PROPERTY NOI GROWTH AND RENTAL RATE INCREASES

HOUSTON, July 31, 2019 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter ended June 30, 2019. The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.

Second Quarter Operating and Financial Highlights

•	Net income attributable to common shareholders (“Net Income”) for the quarter increased to $0.65 per diluted share (hereinafter “per share”) from $0.61 per share in the same quarter of 2018;

•	Core Funds From Operations Attributable to Common Shareholders ("Core FFO") for the quarter was $0.53 per share;

•	Same Property Net Operating Income (“SPNOI”) including redevelopments increased a strong 4.2% over the same quarter of the prior year and is up 3.7% year-to-date;

•	Occupancy increased 50 basis points to 94.8% at quarter-end from 94.3% in the prior quarter;

•	Rental rates on new leases and renewals for the quarter were up significantly 20.0% and 6.3%, respectively;

•
Acquisition of a Sprouts Farmers Market-anchored shopping center in Scottsdale, Arizona for $33 million and subsequent to quarter-end, a Whole Foods-anchored center in North Decatur, Georgia (Atlanta) for $53 million (at 100%) in a joint venture with a Dutch pension fund; and

•	Dispositions totaled $133 million for the quarter and property sales closed subsequent to quarter-end totaled $114 million.

Financial Results

The Company reported Net Income of $83.8 million or $0.65 per share for the second quarter of 2019, as compared to $78.3 million or $0.61 per share for the same period in 2018. This increase was due primarily to higher gains on sales of properties during 2019. Year-to-date, Net Income was $133.5 million or $1.03 per share for 2019 compared to $225.1 million or $1.74 per share for 2018 due primarily to higher gains on sales of properties during 2018.

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Core FFO for the quarter ended June 30, 2019 was $0.53 per share or $68.7 million compared to $0.57 per share or $74.3 million for the same quarter of last year. Core FFO decreased by $0.03 per share due to the impact of 2018 and 2019 dispositions and decreased by $0.02 per share due to increased general and administrative expense for the expensing of indirect leasing fees under the new leasing standard. This was partially offset by higher operating income driven by increased base rents, bad debt recoveries and incremental income from new developments and redevelopments. For the six months, Core FFO was $136.0 million or $1.05 per share for 2019 compared to $149.1 million or $1.15 per share for 2018. Core FFO for the six months decreased by $0.06 per share due to dispositions and $0.04 per share due to an increase in general and administrative expense for the expensing of indirect leasing fees under the new leasing standard.

NAREIT FFO was $68.7 million or $0.53 per share for the second quarter of 2019 compared to $84.5 million or $0.65 per share for 2018. Included in 2018 is a benefit of $10.0 million, or $0.08 per share, from the write-off of under market rent intangibles related to terminated Toys R Us leases. Year-to-date, NAREIT FFO was $136.0 million or $1.05 per share for 2019 compared to $162.8 million or $1.25 per share for 2018.

A reconciliation of Net Income to NAREIT FFO and Core FFO is included herein.

Operating Results

For the period ending June 30, 2019, the Company’s operating highlights were as follows:

	Q2 2019	YTD 2019
Occupancy (Signed Basis):
Occupancy - Total	94.8%
Occupancy - Small Shop Spaces	90.4%
Occupancy - Same Property Portfolio	95.0%

Same Property Net Operating Income, with redevelopments	4.2%	3.7%

Rental Rate Growth - Total:	9.1%	6.0%
New Leases	20.0%	15.3%
Renewals	6.3%	3.8%

Leasing Transactions:
Number of New Leases	71	136
New Leases - Annualized Revenue (in millions)	$6.5	$11.1
Number of Renewals	121	266
Renewals - Annualized Revenue (in millions)	$9.7	$23.1

A reconciliation of Net Income to SPNOI is included herein.

“We are very pleased with operations this quarter. Our Same Property NOI increase of 4.2% is a reflection of our significantly transformed portfolio of properties. Also reflective of the quality portfolio, rental rate increases were strong and our occupancy continued to increase. With the most diversified tenant base in our sector, the impact of tenant failures continues to be muted. Given the strong performance, we are increasing our Same Property NOI guidance from a range of 2% to 3% to a range of 2 ½% to 3 ½% for the full year. It was an outstanding quarter,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.

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Portfolio Activity

During the quarter, the Company closed $133 million of dispositions which included five shopping centers and three land parcels. Subsequent to quarter-end, the Company sold two additional shopping centers for $114 million. Of particular note is the sale of Jess Ranch Marketplace for $89 million. Located in Apple Valley, California, it is anchored by Winco Foods, Best Buy, Bed Bath & Beyond, PetSmart and Burlington. While this sale was not anticipated in the Company’s business plan, selling a large power center in a tertiary market at a reasonable price was the right long-term decision.

With respect to acquisitions during the quarter, the Company purchased the 144,000 square foot Camelback Miller Plaza in the upscale Scottsdale area of greater Phoenix, Arizona for $33 million. This center is anchored by Sprouts Farmers Market and T J Maxx, each generating outstanding sales. Demographics are strong, rents at the center are below market and the property has significant densification opportunities in the future. Subsequent to quarter-end, the Company, in partnership with Bouwinvest, purchased North Decatur Station for $53 million, which is part of a mixed use development in North Decatur, a very affluent part of Atlanta. Anchored by a Whole Foods, the development has strong three-mile demographics with average household income of $96,500, population of 112,000 and college graduate levels above 60%. The Company will own 51% of the venture. This brings the Company’s share of acquisitions to-date in 2019 to $81 million.

In addition, the Company invested $48 million in new developments and redevelopments during the second quarter. The majority of the investment is in two projects in the Washington D.C. area where pre-leasing activities are under way and a 30-story residential tower at its River Oaks Shopping Center in Houston. Details of these projects can be found in the Company’s Supplemental Financial Information package on its website.

“We are quite pleased to be able to dispose of properties at the bottom of our portfolio. Selling these properties generally at or above what we believe to be net asset value takes advantage of the significant disparity between public company and private market valuations. With respect to Jess Ranch, selling a large asset with multiple big box retailers in a tertiary market can be challenging, so the opportunity to sell at a price above our net asset value was clearly the right strategic decision even if it significantly contributes to increasing our disposition guidance. The harvesting of significant gains imbedded in many of our properties has resulted in distributions to our shareholders in the form of special dividends. We have returned in excess of $275 million or $2.15 per share over the last two years with an additional special dividend expected in 2019 that will further enhance shareholder returns. Through this capital recycling, we are removing significant risk from our portfolio, retaining good quality properties and adding quality acquisitions and new developments. While the strong dispositions affects FFO in the short term, it’s the right long term value creation for our shareholders as it will provide for enhanced financial stability as well as stronger opportunities for FFO growth in the future,” said Drew Alexander, President and Chief Executive Officer.

Balance Sheet

Proceeds from the Company’s 2018 and 2019 dispositions were used to fund its new development and redevelopment pipelines, its acquisitions and to further strengthen its balance sheet. On July 1, 2019, the Company paid off a $50 million life company loan with a 7% interest rate leaving no significant maturities for the balance of 2019 and 2020. At quarter-end, Net Debt to Core EBITDAre was a strong 5.05 times and Debt to Total Market Capitalization was 33.4%.

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“We continue to maintain one of the strongest balance sheets in our sector which not only provides significant security for our shareholders in the event of unexpected market events but also positions us to pursue growth opportunities. Our current position will further provide funding for our new development, redevelopment and acquisition programs. Our balance sheet has never been in better shape, and we are well positioned for the future,” said Steve Richter, Executive Vice President and Chief Financial Officer.

2019 Guidance

Based on the success of the Company’s year-to-date dispositions efforts with sales of $314 million and expectations for the balance of the year, the Company increased 2019 guidance for dispositions from a range of $250 to $350 million to a range of $350 to $450 million. Accordingly, guidance for Net Income was increased due to higher expected gains on property sales and guidance was reduced for NAREIT FFO and Core FFO, as set forth in the table below. Additionally, the Company has increased guidance on SPNOI based upon the strength of operating results from its transformed portfolio of quality properties. Given the improvement in the quality of the portfolio, dispositions in 2020 are expected to return to more normalized portfolio management estimated around $150 million.

Shown below is the Company’s 2019 guidance with adjusted items highlighted.

	Previous Guidance	Revised Guidance
Net Income (per share)	$1.77 - $1.89	$2.40 - $2.50
NAREIT FFO (per share)	$2.09 - $2.17	$2.05 - $2.11
Core FFO (per share)	$2.09 - $2.17	$2.05 - $2.11
Acquisitions	$50 - $150 million	$50 - $150 million
Re / New Development	$175 - $225 million	$175 - $225 million
Dispositions	$250 - $350 million	$350 - $450 million
Same Property NOI with redevelopments	2.0% - 3.0%	2.5% - 3.5%
Same Property NOI w/o redevelopments	1.5% - 2.5%	2.0% - 3.0%

Dividends

The Board of Trust Managers declared a quarterly cash dividend of $0.395 per common share payable on September 13, 2019 to shareholders of record on September 6, 2019.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on August 1, 2019 at 11:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID # 47864596). A replay will be available through the Company’s website starting approximately two hours following the live call.

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About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer.  At June 30, 2019, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 173 properties which are located in 17 states spanning the country from coast to coast. These properties represent approximately 33.9 million square feet of which our interests in these properties aggregated approximately 22.2 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

Projections involve numerous assumptions such as rental income (including assumptions on percentage rent), interest rates, tenant defaults, occupancy rates, volume and pricing of properties held for disposition, volume and pricing of acquisitions, expenses (including salaries and employee costs), insurance costs and numerous other factors. Not all of these factors are determinable at this time and actual results may vary from the projected results, and may be above or below the ranges indicated. The above ranges represents management’s estimate of results based upon these assumptions as of the date of this press release. Accordingly, there is no assurance that our projections will be realized.

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Weingarten Realty Investors
(in thousands, except per share amounts)
Financial Statements

		Three Months Ended June 30,		Six Months Ended June 30,
		2019	2018 (1)	2019	2018 (1)
	CONDENSED CONSOLIDATED STATEMENTS OF INCOME	(Unaudited)		(Unaudited)
	Revenues:
	Rentals, net	$119,462	$138,737	$239,288	$267,885
	Other	3,198	3,349	6,510	6,653
	Total Revenues	122,660	142,086	245,798	274,538
	Operating Expenses:
	Depreciation and amortization	34,967	50,421	68,939	88,516
	Operating	22,767	24,104	47,015	47,374
	Real estate taxes, net	15,736	17,466	31,867	35,105
	Impairment loss	—	—	74	—
	General and administrative	8,880	6,149	18,461	11,744
	Total Operating Expenses	82,350	98,140	166,356	182,739
	Other Income (Expense):
	Interest expense, net	(14,953)	(17,017)	(30,242)	(31,689)
	Interest and other income (expense)	1,921	1,355	6,305	2,888
	Gain on sale of property	52,061	46,953	69,848	155,998
	Total Other Income	39,029	31,291	45,911	127,197
	Income Before Income Taxes and Equity in Earnings of Real Estate Joint Ventures and Partnerships	79,339	75,237	125,353	218,996
	Provision for Income Taxes	(484)	(684)	(661)	(1,467)
	Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	6,665	5,318	12,082	11,311
	Net Income	85,520	79,871	136,774	228,840
Less:	Net Income Attributable to Noncontrolling Interests	(1,711)	(1,582)	(3,299)	(3,727)
	Net Income Attributable to Common Shareholders -- Basic	$83,809	$78,289	$133,475	$225,113
	Net Income Attributable to Common Shareholders -- Diluted	$84,337	$78,817	$134,531	$226,169
	Earnings Per Common Share -- Basic	$.66	$.61	$1.04	$1.76
	Earnings Per Common Share -- Diluted	$.65	$.61	$1.03	$1.74
______________
(1) Reclassification of prior year's amounts were made to conform to current year presentation.

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Weingarten Realty Investors
(in thousands)
Financial Statements

	June 30, 2019	December 31, 2018
	(Unaudited)	(Audited)
CONDENSED CONSOLIDATED BALANCE SHEETS
ASSETS
Property	$4,084,476	$4,105,068
Accumulated Depreciation	(1,119,866)	(1,108,188)
Investment in Real Estate Joint Ventures and Partnerships, net	377,590	353,828
Unamortized Lease Costs, net	136,960	142,014
Accrued Rent, Accrued Contract Receivables and Accounts Receivable, net	74,784	97,924
Cash and Cash Equivalents	118,222	65,865
Restricted Deposits and Mortgage Escrows	14,854	10,272
Other, net	200,634	160,178
Total Assets	$3,887,654	$3,826,961

LIABILITIES AND EQUITY
Debt, net	$1,787,400	$1,794,684
Accounts Payable and Accrued Expenses	95,296	113,175
Other, net	210,108	168,403
Total Liabilities	2,092,804	2,076,262

Commitments and Contingencies	—	—

EQUITY
Common Shares of Beneficial Interest	3,904	3,893
Additional Paid-In Capital	1,778,320	1,766,993
Net Income Less Than Accumulated Dividends	(154,597)	(186,431)
Accumulated Other Comprehensive Loss	(10,402)	(10,549)
Shareholders' Equity	1,617,225	1,573,906
Noncontrolling Interests	177,625	176,793
Total Liabilities and Equity	$3,887,654	$3,826,961

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Non-GAAP Financial Measures

Certain aspects of our key performance indicators are considered non-GAAP financial measures. Management uses these measures along with our Generally Accepted Accounting Principles ("GAAP") financial statements in order to evaluate our operating results. Management believes these additional measures provide users of our financial information additional comparable indicators of our industry, as well as, our performance.

Funds from Operations Attributable to Common Shareholders
Effective January 1, 2019, the National Association of Real Estate Investment Trusts ("NAREIT") defines NAREIT FFO as net income (loss) attributable to common shareholders computed in accordance with GAAP, excluding gains or losses from sales of certain real estate assets (including: depreciable real estate with land, land, development property and securities), change in control, and interests in real estate equity investments and their applicable taxes, plus depreciation and amortization related to real estate and impairment of certain real estate assets and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. The Company calculates NAREIT FFO in a manner consistent with the NAREIT definition.

Management believes NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparison among other REITs. Management uses NAREIT FFO as a supplemental internal measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that NAREIT FFO presented by the Company is comparable to similarly titled measures of other REITs.

The Company also presents Core FFO as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties. Core FFO is defined as NAREIT FFO excluding charges and gains related to non-cash, non-operating assets and other transactions or events that hinder the comparability of operating results. Specific examples of items excluded from Core FFO include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities and transactional costs associated with development activities. NAREIT FFO and Core FFO should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. NAREIT FFO and Core FFO do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

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NAREIT FFO and Core FFO is calculated as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$83,809	$78,289	$133,475	$225,113
Depreciation and amortization of real estate	34,732	50,110	68,475	87,875
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	2,789	3,261	5,741	6,445
Impairment of properties and real estate equity investments	—	—	74	—
(Gain) on sale of property, investment securities and interests in real estate equity investments	(51,605)	(46,701)	(70,554)	(155,739)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(1,106)	(1,219)	(1,380)	(3,582)
Provision for income taxes (1)	44	322	44	483
Noncontrolling interests and other (2)	(484)	(85)	(973)	1,125
NAREIT FFO – basic (3)	68,179	83,977	134,902	161,720
Income attributable to operating partnership units	528	528	1,056	1,056
NAREIT FFO – diluted (3)	68,707	84,505	135,958	162,776
Adjustments for Core FFO:
Loss (gain) on extinguishment of debt including related swap activity	—	99	—	(3,458)
Lease terminations	—	(10,023)	—	(10,023)
Other	—	(240)	—	(240)
Core FFO – diluted	$68,707	$74,341	$135,958	$149,055

FFO weighted average shares outstanding – basic	127,856	127,505	127,807	127,714
Effect of dilutive securities:
Share options and awards	847	813	841	799
Operating partnership units	1,432	1,432	1,432	1,432
FFO weighted average shares outstanding – diluted	130,135	129,750	130,080	129,945

NAREIT FFO per common share – basic	$.53	$.66	$1.06	$1.27

NAREIT FFO per common share – diluted	$.53	$.65	$1.05	$1.25

Core FFO per common share – diluted	$.53	$.57	$1.05	$1.15
________________________________________________________________________________________________________________________________

(1) The applicable taxes related to gains and impairments of properties.
(2) Related to gains, impairments and depreciation on operating properties and unconsolidated real estate joint ventures, where applicable.
(3) 2019 Nareit FFO is presented in accordance with 2018 Restatement of "Nareit's Funds from Operations White Paper."

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Same Property Net Operating Income
Management considers SPNOI an important additional financial measure because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The Company calculates this most useful measurement by determining our proportional share of SPNOI from all owned properties, including the Company’s share of SPNOI from unconsolidated joint ventures and partnerships, which cannot be readily determined under GAAP measurements and presentation. Although SPNOI (see page 1 of the supplemental disclosure regarding this presentation and limitations thereof) is a widely used measure among REITs, there can be no assurance that SPNOI presented by the Company is comparable to similarly titled measures of other REITs. Additionally, the Company does not control these unconsolidated joint ventures and partnerships, and the assets, liabilities, revenues or expenses of these joint ventures and partnerships, as presented, do not represent its legal claim to such items.
Properties are included in the SPNOI calculation if they are owned and operated for the entirety of the most recent two fiscal year periods, except for properties for which significant redevelopment or expansion occurred during either of the periods presented, and properties that have been sold. While there is judgment surrounding changes in designations, management moves new development and redevelopment properties once they have stabilized, which is typically upon attainment of 90% occupancy. A rollforward of the properties included in the Company’s same property designation is as follows:

	Three Months Ended June 30, 2019	Six Months Ended June 30, 2019
Beginning of the period	168	171
Properties added:
New Developments	—	1
Properties removed:
Dispositions	(4)	(8)
End of the period	164	164

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We calculate SPNOI using net income attributable to common shareholders excluding net income attributable to noncontrolling interests, other income (expense), income taxes and equity in earnings of real estate joint ventures and partnerships. Additionally to reconcile to SPNOI, we exclude the effects of property management fees, certain non-cash revenues and expenses such as straight-line rental revenue and the related reversal of such amounts upon early lease termination, depreciation and amortization, impairment losses, general and administrative expenses and other items such as lease cancellation income, environmental abatement costs, demolition expenses and lease termination fees. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from SPNOI. A reconciliation of net income attributable to common shareholders to SPNOI is as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$83,809	$78,289	$133,475	$225,113
Add:
Net income attributable to noncontrolling interests	1,711	1,582	3,299	3,727
Provision for income taxes	484	684	661	1,467
Interest expense, net	14,953	17,017	30,242	31,689
Property management fees	683	630	1,556	1,497
Depreciation and amortization	34,967	50,421	68,939	88,516
Impairment loss	—	—	74	—
General and administrative	8,880	6,149	18,461	11,744
Other (1)	743	218	1,989	1,018
Less:
Gain on sale of property	(52,061)	(46,953)	(69,848)	(155,998)
Equity in earnings of real estate joint ventures and partnership interests, net	(6,665)	(5,318)	(12,082)	(11,311)
Interest and other income/expense	(1,921)	(1,355)	(6,305)	(2,888)
Revenue adjustments (2)	(3,060)	(14,108)	(6,279)	(18,040)
Adjusted income	82,523	87,256	164,182	176,534
Less: Adjusted income related to consolidated entities not defined as same property and noncontrolling interests	(2,828)	(10,816)	(5,285)	(23,756)
Add: Pro rata share of unconsolidated entities defined as same property	8,621	8,345	16,908	16,699
Same Property Net Operating Income	88,316	84,785	175,805	169,477
Less: Redevelopment Net Operating Income	(8,219)	(6,839)	(15,991)	(13,902)
Same Property Net Operating Income excluding Redevelopments	$80,097	$77,946	$159,814	$155,575
___________________

(1)	Other includes items such as environmental abatement costs, demolition expenses, lease termination fees and ground rent.

(2)	Revenue adjustments consist primarily of straight-line rentals, lease cancellation income and fee income primarily from real estate joint ventures and partnerships.

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Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate
NAREIT defines EBITDAre as net income computed in accordance with GAAP, plus interest expense, income tax expense (benefit), depreciation and amortization and impairment of depreciable real estate and in substance real estate equity investments; plus or minus gains or losses from sales of certain real estate assets and interests in real estate equity investments; and adjustments to reflect our share of unconsolidated real estate joint ventures and partnerships for these items. The Company calculates EBITDAre in a manner consistent with the NAREIT definition.
As mentioned above, NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparing earnings performance among other REITs based upon the unique capital structure of each REIT. However as a basis of comparability that is independent of a company's capital structure, management believes that since EBITDA is a widely known and understood measure of performance, EBITDAre will represent an additional supplemental non-GAAP performance measure that will provide investors with a relevant basis for comparing REITs. There can be no assurance that EBITDAre as presented by the Company is comparable to similarly titled measures of other REITs.
The Company also presents Core EBITDAre as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties. Core EBITDAre is defined as NAREIT EBITDAre excluding charges and gains related to non-cash and non-operating transactions and other events that hinder the comparability of operating results. Specific examples of items excluded from Core EBITDAre include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities, and transactional costs associated with development activities. EBITDAre and Core EBITDAre should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. EBITDAre and Core EBITDAre do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.
EBITDAre and Core EBITDAre is calculated as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):
Net income	$85,520	$79,871	$136,774	$228,840
Interest expense, net (1)	14,953	17,017	30,242	31,689
Provision for income taxes	484	684	661	1,467
Depreciation and amortization of real estate	34,967	50,421	68,939	88,516
Impairment loss on operating properties and real estate equity investments	—	—	74	—
Gain on sale of property and investment securities (2)	(51,619)	(46,953)	(70,589)	(155,998)
EBITDAre adjustments of unconsolidated real estate joint ventures and partnerships, net (3)	2,643	3,319	6,267	5,807
Total EBITDAre	86,948	104,359	172,368	200,321
Adjustments for Core EBITDAre:
Lease terminations	—	(10,023)	—	(10,023)
Total Core EBITDAre	$86,948	$94,336	$172,368	$190,298
(1) Includes a $3.8 million gain on extinguishment of debt including related swap activity for the six months ended June 30, 2018.
(2) Includes a $.2 million gain on sale of non-operating assets for the six months ended June 30, 2019. Includes a $.2 million gain on sale of non-operating assets for both the three and six months ended June 30, 2018.
(3) Includes a $.3 million gain on sale of non-operating assets for the six months ended June 30, 2019 and a $.1 million and $.3 million loss on extinguishment of debt for the three and six months ended June 30, 2018, respectively.

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Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms and changes in LIBOR availability, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose of properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including the effect of changes in the tax laws and the failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Pro rata Financial Information
Included herein is certain financial information presented on a pro rata share basis as we believe this information assists users of our financial information in understanding our proportionate economic interest in the operating results of our portfolio of properties. Such amounts include WRI’s proportional share of each financial line item or operational metric for both our consolidated and unconsolidated joint ventures and partnerships. Multiplying a financial statement line item or operational metric of an investee and adding it to WRI’s totals may not accurately depict the legal and economic implications of holding a non-controlling interest in the investee, nor does WRI control any of the investees presented under the equity method of accounting. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of June 30, 2019, we owned or operated under long-term leases, interests in 173 properties which are located in 17 states that span the United States from coast to coast. These properties represent approximately 33.9 million square feet of which our interests in these properties aggregated approximately 22.2 million square feet of leasable area. Our properties were 94.8% leased as of June 30, 2019 and historically our portfolio occupancy rate has never been below 90%.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2019	2018(1)	2019	2018(1)	2018(1)	2017(1)	2016(1)	2015(1)
Revenues:
Rentals, net	$119,462	$138,737	$239,288	$267,885	$517,836	$563,183	$540,141	$504,724
Other	3,198	3,349	6,510	6,653	13,311	9,980	9,414	8,120
Total Revenues	122,660	142,086	245,798	274,538	531,147	573,163	549,555	512,844
Operating Expenses:
Depreciation and amortization	34,967	50,421	68,939	88,516	161,838	167,101	162,535	145,940
Operating	22,767	24,104	47,015	47,374	90,554	109,310	98,855	94,244
Real estate taxes, net	15,736	17,466	31,867	35,105	69,268	75,636	66,358	60,289
Impairment loss	—	—	74	—	10,120	15,257	98	153
General and administrative	8,880	6,149	18,461	11,744	25,040	28,052	26,607	27,367
Total Operating Expenses	82,350	98,140	166,356	182,739	356,820	395,356	354,453	327,993
Other Income (Expense):
Interest expense, net	(14,953)	(17,017)	(30,242)	(31,689)	(63,348)	(80,326)	(83,003)	(87,783)
Interest and other income (expense)	1,921	1,355	6,305	2,888	2,807	7,532	1,910	4,406
Gain on sale of property	52,061	46,953	69,848	155,998	207,865	218,611	100,714	59,621
Gain on sale and acquisition of real estate joint venture and partnership interests	—	—	—	—	—	—	48,322	879
Total Other Income (Expense)	39,029	31,291	45,911	127,197	147,324	145,817	67,943	(22,877)
Income Before Income Taxes and Equity in Earnings of Real Estate Joint Ventures and Partnerships	79,339	75,237	125,353	218,996	321,651	323,624	263,045	161,974
(Provision) Benefit for Income Taxes	(484)	(684)	(661)	(1,467)	(1,378)	17	(6,856)	(52)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (2)	6,665	5,318	12,082	11,311	25,070	27,074	20,642	19,300
Net Income	85,520	79,871	136,774	228,840	345,343	350,715	276,831	181,222
Less: Net Income Attributable to Noncontrolling Interests	(1,711)	(1,582)	(3,299)	(3,727)	(17,742)	(15,441)	(37,898)	(6,870)
Net Income Adjusted for Noncontrolling Interests	83,809	78,289	133,475	225,113	327,601	335,274	238,933	174,352
Dividends on Preferred Shares	—	—	—	—	—	—	—	(3,830)
Redemption Costs of Preferred Shares	—	—	—	—	—	—	—	(9,687)
Net Income Attributable to Common Shareholders	$83,809	$78,289	$133,475	$225,113	$327,601	$335,274	$238,933	$160,835
Earnings Per Common Share - Basic	$0.66	$0.61	$1.04	$1.76	$2.57	$2.62	$1.90	$1.31
Earnings Per Common Share - Diluted	$0.65	$0.61	$1.03	$1.74	$2.55	$2.60	$1.87	$1.29

(1)	Reclassification of prior year's amounts were made to conform to the current year presentation.

(2)	See page 23 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	June 30, 2019	December 31, 2018

ASSETS
Property	$4,084,476	$4,105,068
Accumulated Depreciation	(1,119,866)	(1,108,188)
Property, net	2,964,610	2,996,880

Investment in Real Estate Joint Ventures and Partnerships, net (1)	377,590	353,828
Total	3,342,200	3,350,708

Unamortized Lease Costs, net	136,960	142,014
Accrued Rent, Accrued Contract Receivables and Accounts Receivable (net of allowance for doubtful accounts of $6,855 in 2018)	74,784	97,924
Cash and Cash Equivalents	118,222	65,865
Restricted Deposits and Mortgage Escrows	14,854	10,272
Other, net	200,634	160,178
Total Assets	$3,887,654	$3,826,961

LIABILITIES AND EQUITY
Debt, net	$1,787,400	$1,794,684
Accounts Payable and Accrued Expenses	95,296	113,175
Other, net	210,108	168,403
Total Liabilities	2,092,804	2,076,262

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 128,670 in 2019 and 128,333 in 2018	3,904	3,893
Additional Paid-In Capital	1,778,320	1,766,993
Net Income Less Than Accumulated Dividends	(154,597)	(186,431)
Accumulated Other Comprehensive Loss	(10,402)	(10,549)
Total Shareholders' Equity	1,617,225	1,573,906
Noncontrolling Interests	177,625	176,793
Total Equity	1,794,850	1,750,699
Total Liabilities and Equity	$3,887,654	$3,826,961

(1)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 23 for additional information.

Weingarten Realty Investors
Funds From Operations Attributable to Common Shareholders
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Funds From Operations Attributable to Common Shareholders (FFO)
Numerator:
Net income attributable to common shareholders	$83,809	$78,289	$133,475	$225,113
Depreciation and amortization of real estate	34,732	50,110	68,475	87,875
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	2,789	3,261	5,741	6,445
Impairment of properties and real estate equity investments	—	—	74	—
(Gain) on sale of property, investment securities and interests in real estate equity investments	(51,605)	(46,701)	(70,554)	(155,739)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(1,106)	(1,219)	(1,380)	(3,582)
Provision for income taxes (1)	44	322	44	483
Noncontrolling interests and other (2)	(484)	(85)	(973)	1,125
NAREIT FFO - Basic (3)	68,179	83,977	134,902	161,720
Income attributable to operating partnership units	528	528	1,056	1,056
NAREIT FFO - Diluted (3)	68,707	84,505	135,958	162,776
Adjustments for Core FFO:
Loss (gain) on extinguishment of debt including related swap activity	—	99	—	(3,458)
Lease terminations	—	(10,023)	—	(10,023)
Other	—	(240)	—	(240)
Core FFO - Diluted	$68,707	$74,341	$135,958	$149,055

Denominator:
FFO weighted average number of common shares outstanding - Basic	127,856	127,505	127,807	127,714
Effect of dilutive securities:
Share options and awards	847	813	841	799
Operating partnership units	1,432	1,432	1,432	1,432
FFO weighted average number of common shares outstanding - Diluted	130,135	129,750	130,080	129,945

NAREIT FFO Per Common Share - Basic	$0.53	$0.66	$1.06	$1.27

NAREIT FFO Per Common Share - Diluted	$0.53	$0.65	$1.05	$1.25
Adjustments for Core FFO per common share:
(Gain) on extinguishment of debt including related swap activity	—	—	—	(0.02)
Lease terminations	—	(0.08)	—	(0.08)
Core FFO Per Common Share - Diluted	$0.53	$0.57	$1.05	$1.15

(1)	The applicable taxes related to gains and impairments of properties.

(2)	Related to gains, impairments and depreciation on operating properties and unconsolidated real estate joint ventures, where applicable.

(3)	2019 Nareit FFO is presented in accordance with 2018 Restatement of "Nareit's Funds from Operations White Paper."

Weingarten Realty Investors
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate and Net Debt to Core EBITDAre
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,		Three Months Ended December 31,
	2019	2018	2019	2018	2018
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):
Net income	$85,520	$79,871	$136,774	$228,840	$63,229
Interest expense, net (1)	14,953	17,017	30,242	31,689	15,663
Provision for income taxes	484	684	661	1,467	10
Depreciation and amortization of real estate	34,967	50,421	68,939	88,516	35,280
Impairment loss on operating properties and real estate equity investments	—	—	74	—	7,722
Gain on sale of property and investment securities (2)	(51,619)	(46,953)	(70,589)	(155,998)	(34,788)
EBITDAre adjustments of unconsolidated real estate joint ventures and partnerships, net (3)	2,643	3,319	6,267	5,807	3,874
Total EBITDAre	86,948	104,359	172,368	200,321	90,990
Adjustments for Core EBITDAre:
Lease terminations	—	(10,023)	—	(10,023)	—
Other	—	—	—	—	(50)
Total Core EBITDAre	$86,948	$94,336	$172,368	$190,298	$90,940

Net Debt to Core EBITDAre:
Debt	$1,787,400	$1,827,181			$1,794,684
Less: Cash and cash equivalents	(118,222)	(13,096)			(65,865)
Add: Proportional share of net debt of unconsolidated real estate joint ventures and partnerships	86,872	96,585			89,199
Total Net Debt	$1,756,050	$1,910,670			$1,818,018

Annualized Core EBITDAre	$347,792	$377,344			$363,760

Net Debt to Core EBITDAre	5.05	5.06			5.00

(1)	Includes a $3.8 million gain on extinguishment of debt including related swap activity for the six months ended June 30, 2018.

(2)
Includes a $.2 million gain on sale of non-operating assets for the six months ended June 30, 2019. Includes a $.2 million gain on sale of non-operating assets for both the three and six months ended June 30, 2018. Also includes a $.1 million gain on sale of non-operating assets for the three months ended December 31, 2018.

(3)
Includes a $.3 million gain on sale of non-operating assets for the six months ended June 30, 2019, and a $.1 million and $.3 million loss on extinguishment of debt for the three and six months ended June 30, 2018, respectively.

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018

Rentals, net
Fixed Payments:
Base minimum rent, net	$90,787	$95,581	$180,140	$192,846
Straight line rent	832	1,531	1,804	2,851
Over/Under-market rentals, net	779	10,814	1,439	11,580
Variable Payments:
Percentage rent	897	961	1,599	1,686
Tenant reimbursements	25,999	29,633	53,816	58,286
Other rental revenues	168	144	463	431
Lease cancellation revenue	—	73	27	205
Total	$119,462	$138,737	$239,288	$267,885

Other Revenues
Customer contract revenue	$2,551	$2,510	$5,130	$5,062
Miscellaneous revenue	647	839	1,380	1,591
Total	$3,198	$3,349	$6,510	$6,653

Interest Expense, net
Interest paid or accrued	$17,429	$17,896	$34,819	$36,985
Gain on extinguishment of debt including related swap activity	—	(1)	—	(3,759)
Amortization of debt deferred costs	888	867	1,790	1,803
Over/Under-market mortgage adjustment of acquired properties, net	(81)	(82)	(163)	(237)
Gross interest expense	18,236	18,680	36,446	34,792
Capitalized interest	(3,283)	(1,663)	(6,204)	(3,103)
Total	$14,953	$17,017	$30,242	$31,689

Deferred Compensation Net Income Impact (1)
Interest and other income (expense)	$1,204	$873	$4,180	$1,966
Operating expense	(803)	(582)	(2,787)	(1,311)
General and administrative expense	(401)	(291)	(1,393)	(655)
Impact on Net Income	$—	$—	$—	$—

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$5,849	$4,916	$10,438	$11,152
Intercompany fee income reclass	646	627	1,332	1,316
Other adjustments	170	(225)	312	(1,157)
Equity in earnings of real estate joint ventures and partnerships, net	$6,665	$5,318	$12,082	$11,311

Dividends
Common Dividends per Share	$0.395	$0.395	$0.790	$0.790

Common Dividends Paid as a % of Reported Funds from Operations - Basic	74.5%	60.2%	75.3%	62.7%

Common Dividends Paid as a % of Core Funds from Operations - Basic	74.5%	68.5%	75.3%	68.5%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	7.2%	4.3%	7.5%	4.3%

General and Administrative Expenses/Total Assets before Depreciation	0.18%	0.12%	0.37%	0.23%

Additional Disclosures for Revenues and Operating Expenses

Minority Interests Share of Revenues and Operating Expenses and Other Adjustments	$(1,232)	$(1,577)	$(2,318)	$(2,819)

Pro rata Share of Unconsolidated Joint Ventures
Revenues	12,487	12,549	24,806	25,776
Operating expense	(2,146)	(2,199)	(4,432)	(4,615)
Real estate taxes	(1,763)	(2,082)	(3,558)	(4,092)

Revenues and Operating Expenses from Sold Properties	1,449	8,997	3,904	20,654

(1)
Eligible associates of the Company may contribute a portion of their earnings to a Deferred Compensation plan for income tax deferral purposes.  The Company does not match or contribute funds to the plan, as it is all the associates earnings.  The asset and corresponding liability along with the related earnings are recorded in the Company financial statements on behalf of the participants.

Note: Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	June 30, 2019	December 31, 2018

Property
Land	$885,144	$919,237
Land held for development	41,608	45,673
Land under development	56,595	55,793
Buildings and improvements	2,887,563	2,927,954
Construction in-progress	213,566	156,411
Total	$4,084,476	$4,105,068

Straight Line Rent Receivable
	$59,606	$61,487

Other Assets, net
Notes receivable and mortgage bonds, net	$24,974	$24,995
Debt service guaranty asset	60,900	60,900
Non-qualified benefit plan assets	35,437	30,999
Out-of-market leases, net	17,218	18,564
Investments	1,250	9,635
Deferred income tax asset	7,828	6,495
Unamortized debt costs, net	926	1,307
Right of use assets, net	43,917	—
Other	8,184	7,283
Total	$200,634	$160,178

Other Liabilities, net
Deferred revenue	$8,526	$13,568
Non-qualified benefit plan liabilities	71,541	68,387
Deferred income tax payable	6,124	6,488
Out-of-market leases, net	57,772	57,997
Operating lease liabilities, net	42,747	—
Other	23,398	21,963
Total	$210,108	$168,403

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$38,311	$38,181
Above-market leases - Accumulated Amortization	(21,093)	(19,617)
In place leases (included in Unamortized Lease Costs, net)	181,768	193,658
In place leases - Accumulated Amortization	(91,581)	(99,352)
Total	$107,405	$112,870

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$87,843	$85,742
Below-market leases - Accumulated Amortization	(30,071)	(27,745)
Above-market assumed mortgages (included in Debt, net)	3,446	3,446
Above-market assumed mortgages - Accumulated Amortization	(1,823)	(1,660)
Total	$59,395	$59,783

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	June 30,	December 31,
	2019	2018

Common Share Data
Closing Market Price	$27.42	$24.81

Capitalization
Debt	$1,787,400	$1,794,684
Common Shares at Market	3,528,131	3,183,942
Operating Partnership Units at Market	39,265	35,528
Total Market Capitalization (As reported)	$5,354,796	$5,014,154
Debt to Total Market Capitalization (As reported)	33.4%	35.8%
Debt to Total Market Capitalization (As reported at a constant share price of $24.81)	35.6%	35.8%
Debt to Total Market Capitalization (Pro rata)	34.0%	36.4%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	—	5,000
Outstanding Letters of Credit Under Revolving Facility	2,054	2,054
Unused Portion of Credit Facility	$497,946	$492,946

Significant Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	37.2%	38.1%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	6.9%	7.1%
Unencumbered Asset Test (Public)	Greater than 150%	291.3%	284.0%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments))	Greater than 1.5x	4.1x	4.3x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa1
Outlook	Stable	Stable

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Guidance

2019 Guidance

	Previous Guidance	Q2 Revised Guidance

Net income attributable to common shareholders	$1.77 - $1.89	$2.40 - $2.50
Depreciation and amortization	1.23 - 1.25	1.13 - 1.15
(Gain) on sale of property and interests in RE equity investments	(0.93) - (0.99)	(1.50) - (1.56)
NAREIT FFO - Basic	2.07 - 2.15	2.03 - 2.09
Income attributable to operating partnership units	0.02 - 0.02	0.02 - 0.02
NAREIT FFO Per Common Share - Diluted	$2.09 - $2.17	$2.05 - $2.11
Core FFO Per Common Share - Diluted	$2.09 - $2.17	$2.05 - $2.11

Portfolio Activity ($ in millions)
Acquisitions	$50 - $150	$50 - $150

Re / New Development	$175 - $225	$175 - $225

Dispositions	$250 - $350	$350 - $450

Operating Information
Same Property Net Operating Income with redevelopments	+2.0% to +3.0%	+2.5% to +3.5%

Same Property Net Operating Income without redevelopments	+1.5% to +2.5%	+2.0% to +3.0%

Denotes Change to Guidance

Investment Activity

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

	Three Months Ended June 30, 2019	Six Months Ended June 30, 2019	Twelve Months Ended December 31, 2018
Acquisitions	$33,350	$53,650	$1,250
New Development	31,187	60,336	84,546
Redevelopment	16,728	31,431	54,769
Building and Site Improvements	3,518	5,925	20,859
Tenant Finish	13,954	22,977	32,626
External Leasing Commissions	1,012	2,075	3,939
Capital Expenditures	$99,749	$176,394	$197,989

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Development and Redevelopment Projects
As of June 30, 2019
(at pro rata share, except multi-family units)
(in thousands, except percentages and multi-family units)

		Project Description /	Total Cost at	Costs	Estimated/Actual	Stabilized	Percentage
	Property	SF	Completion	to Date	ROI	Operations	Leased (5)	Key Tenants / Description

Developments and Large Redevelopments Under Construction (1,2)
	West Alex - Alexandria, VA	Retail = 102 SF	$200,000	$152,057		2H 22	73.1%	Harris Teeter anticipated opening 2H21
		Office = 25 SF					50.0%
		Multifamily = 278 units					—	Residential units available to lease 2H19

	Centro Arlington - Arlington, VA* (3)	Retail = 65 SF	135,000	104,704		2H 20	79.3%	Harris Teeter anticipated opening 2H19
		Multifamily = 366 units					—	Residential units available to lease 2H19

	The Driscoll at River Oaks - Houston, TX	Retail = 11 SF	150,000	40,257		1H 22	—
		Multifamily = 318 units					—	Residential units available to lease 2020
			$485,000	$297,018	5.5%

Redevelopments Under Construction (2)
	Sunset Point 19 - Clearwater, FL	142	$23,090	$22,273		2H 19		Sprouts, Bed Bath & Beyond, DSW
	River Point at Sheridan - Denver, CO	53	12,541	5,432		2H 20		Burlington, New Shop Space Building, and Pads
	Winter Park Corners - Orlando, FL	43	12,082	10,089		1H 19		Sprouts and Two New Shop Space Buildings
	Wilderness Oaks - San Antonio, TX	20	7,295	8,909		2H 20		20,000 SF Multi-Tenant Building, and Pads
	Rock Prairie Mrktpl - College Station, TX	28	6,056	4,565		1H 20		Valero, Multi-Tenant Building, and Pads
	Fiesta Trails - San Antonio, TX	20	5,869	641		2H 20		Two New Shop Space Buildings
	Tomball Marketplace - Houston, TX	27	5,367	4,165		1H 19		Three New Shop Space Buildings
	All other redevelopments < $5 million (4 properties)	25	14,290	9,085		various
			$86,590	$65,159	8.0 - 12.0%

Completed Redevelopments (4)

	4 Properties		$6,942		11.3%
	Developments and Large Redevelopments Under Construction Completions
		3Q'19E	4Q'19E	1Q'20E	2Q'20E	3Q'20E		Remaining Balance
	Completions ($)	—	$34,300 - $36,800	$40,100 - $45,100	$50,000 - $55,000	$70,000 - $75,000		$279,200 - $284,200
	Weighted Return (%)	—	5.7% - 6.2%	5.3% - 5.8%	5.3% - 5.8%	5.2% - 5.7%		5.4% - 6.0%
	Net Operating Income (Annualized)	—	$1,950 - $2,285	$2,135 - $2,625	$2,640 - $3,180	$3,600 - $4,270		$15,000 - $16,940
	Cash NOI Developments and Large Redevelopments Under Construction (Current Quarter):					$—
	Cash NOI Redevelopments Under Construction (Current Quarter):					$1,094
	Cash NOI Redevelopments Completed (Current Quarter):					$146

(1)	Large redevelopment is defined where total incremental investment over $50 million.
(2)	Redevelopment is defined where GLA is added either through new construction or expansion of an existing space.
(3)	WRI will participate in the development of this mixed-use property. WRI will have a 90% equity interest in the property and is committed to fund an additional $32 million in imputed debt.
(4)	Excludes completed redevelopments moved to operating properties or disposed.
(5)
Percentage leased for retail and office is calculated as square footage for leases divided by gross leasable area. Percentage leased for multifamily is calculated as total units occupied divided by total units available.

*	Unconsolidated Joint Venture

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Land Held for Development
As of June 30, 2019
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
Highway 17 and Highway 210, Surf City, NC	100.0%	44.7
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	20.9
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	5.6
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	2.2
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	1.6
Total New Development Phased Projects		106.5	$14,971	$13,900
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	120.4
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	24.1
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	9.1
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	5.3
Shary Road and US Hwy. 83, Mission, TX	50.0%	4.0
Other	100.0%	22.6
Total Raw Land		201.0	$32,338	$20,210

Total Land Held For Development Properties		307.5	$47,309	$34,110

(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $39.4 million of total investment at 100%, $26.7 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Acquisition and Disposition Summary
For the Period Ended June 30, 2019
(at pro rata share)
(in thousands, except percentages)

Center	City/State	Sq. Ft. at 100%	Date Acquired	Purchase Price	Yield

Acquisitions
1st Quarter
Madison Village	Phoenix, AZ	90	03/28/19

2nd Quarter
Camelback Miller Plaza	Scottsdale, AZ	144	06/27/19

YTD June Acquisitions				$53,650	4.7%

3rd Quarter
North Decatur Station*	Decatur, GA	98	07/22/19

Total Acquisitions				$80,476	5.2%

			Date Sold	Sales Price (1)	Weighted Sales Cap (2)
Dispositions
1st Quarter
Waterford Village	Leland, NC	108	02/14/19
Waterford Village Land	Leland, NC	N/A	02/14/19
Reynolds Crossing	Duluth, GA	46	03/12/19
Brookwood Marketplace	Suwanee, GA	200	03/25/19
Stevens Ranch Shopping Center Land	San Antonio, TX	N/A	03/29/19

2nd Quarter
Epic Village Shopping Center Pad	St Augustine, FL	N/A	05/09/19
Clermont Landing Pad*	Clermont, FL	7	05/22/19
Stella Link Land	Houston, TX	22	05/30/19
Laveen Village Marketplace	Phoenix, AZ	40	05/30/19
Nottingham Commons	Baltimore, MD	131	06/06/19
Prospectors Plaza	Placerville, CA	244	06/13/19
Epic Village Shopping Center Pad	St Augustine, FL	N/A	06/14/19
Oak Grove Market Center	Milwaukie, OR	97	06/17/19

YTD June Dispositions				$200,187	6.3%

3rd Quarter
Menifee Town Center	Menifee, CA	124	07/18/19
Jess Ranch Marketplace(3)	Apple Valley, CA	393	07/30/19

Total Dispositions				$314,537	6.9%

(1) Sales price represents the total contract price.
(2) Cap rates are based upon underwriting estimates and may be different than current returns.
(3) Represents two centers on the property list.
* Unconsolidated real estate joint venture activity.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	June 30, 2019	2nd Quarter Weighted Average Rate (1)	December 31, 2018	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$313,005	4.66%	$316,340	4.66%
3.375% Notes due 2022	298,969	3.38%	298,909	3.38%
3.5% Notes due 2023	299,081	3.50%	299,008	3.50%
4.45% Notes due 2024	245,699	4.45%	245,648	4.45%
3.85% Notes due 2025	239,331	3.85%	239,245	3.85%
3.25% Notes due 2026	248,426	3.25%	248,329	3.25%
Unsecured Notes Payable (MTN)	66,285	6.70%	66,285	6.70%
Revolving Credit Agreements (2)	—		5,000	3.34%
Finance Lease Obligations	21,851	8.00%	21,898	8.00%
Unamortized Loan Costs	(6,147)		(6,878)
Subtotal Consolidated Debt	1,726,500	4.01%	1,733,784	4.01%
Debt Service Guarantee Liability (3)	60,900		60,900
Total Consolidated Debt - As Reported	$1,787,400	4.01%	$1,794,684	4.01%

	As Reported
Weighted Average Interest Rates (1)
Three months ended 6/30/19	4.01%
Six months ended 06/30/19	4.01%
Three months ended 12/31/18	4.01%
Twelve months ended 12/31/18	3.94%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)	Weighted average revolving interest rate excludes the effect of the facility fee of 15 basis points on the total commitment paid quarterly in arrears.

(3)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Debt Information Additional Disclosure
(at pro rata share)
(in thousands, except percentages)

	Debt Balance	Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (includes the effect of interest rate swaps)
As of June 30, 2019
Fixed-rate debt	$1,818,134	4.00%	99.0%	5.23
Variable-rate debt	17,557	4.07%	1.0%	0.09
Total	$1,835,691	4.00%	100.0%	5.19

As of December 31, 2018
Fixed-rate debt	$1,822,288	3.95%	98.8%
Variable-rate debt	22,685	4.01%	1.2%
Total	$1,844,973	3.95%	100.0%

Secured vs. Unsecured Debt
As of June 30, 2019
Secured Debt	$382,337	4.84%	20.8%	5.05
Unsecured Debt	1,453,354	3.77%	79.2%	5.22
Total	$1,835,691	4.00%	100.0%	5.19

As of December 31, 2018
Secured Debt	$387,541	4.55%	21.0%
Unsecured Debt	1,457,432	3.78%	79.0%
Total	$1,844,973	3.95%	100.0%

Additional Information	June 30,		December 31,
Reconciling items to pro rata debt	2019		2018
Noncontrolling Interests and Other Adjustments	$(39,636)		$(39,174)
WRI Share of Unconsolidated Joint Ventures	$87,927		$89,463

Weighted Average Interest Rates (1)
Three months ended 06/30/19		4.00%
Six months ended 06/30/19		4.00%
Three months ended 12/31/18		3.95%
Twelve months ended 12/31/18		3.93%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Schedule of Maturities
As of June 30, 2019
(in thousands, except percentages)

	As Reported
	Maturities	Weighted Average Rate (2)
2019	$69,831	4.32%
2020	5,296	4.10%
2021	18,434	4.08%
2022	307,922	3.40%
2023	347,815	3.58%
2024	252,153	4.44%
2025	293,807	3.94%
2026	277,291	3.55%
2027	38,288	6.52%
2028	92,159	4.53%
Thereafter	10,435	3.66%
Subtotal	1,713,431

Revolving Credit Agreements	—
Other (1)	73,969
Total	$1,787,400	4.01%

(1)
Other includes finance leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, discounts on notes, and debt issuance costs. The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Weingarten Realty Investors
Schedule of Maturities Additional Disclosure
As of June 30, 2019
(at pro rata share)
(in thousands, except percentages)

	Maturities	Weighted Average Rate (2)	Floating Rate	Fixed Rate	Secured	Unsecured
2019	$70,216	4.47%	$17,557	$52,659	$70,216
2020	6,105	4.21%		6,105	6,105
2021	53,193	4.06%		53,193	53,193
2022	308,176	3.40%		308,176	8,786	$299,390
2023	312,823	3.53%		312,823	13,153	299,670
2024	253,305	4.44%		253,305	7,105	246,200
2025	294,958	3.95%		294,958	54,453	240,505
2026	278,182	3.56%		278,182	5,212	272,970
2027	42,213	6.33%		42,213	8,468	33,745
2028	92,865	4.54%		92,865	83,295	9,570
Thereafter	50,645	3.76%		50,645	50,645
Subtotal	1,762,681		17,557	1,745,124	360,631	1,402,050

Revolving Credit Agreements	—		—			—
Other (1)	73,010			73,010	21,706	51,304
Total	$1,835,691	4.00%	$17,557	$1,818,134	$382,337	$1,453,354

(1)	Other includes finance leases, fair value adjustments, debt service guarantee liability, discounts on notes, and debt issuance costs.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of fair value adjustments, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information at 100%
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
Condensed Statements of Income	2019	2018(1)	2019	2018(1)

Revenues:
Rentals, net	$32,145	$32,081	$63,903	$65,331
Other	732	729	1,489	1,365
Total	32,877	32,810	65,392	66,696

Expenses:
Depreciation and amortization	7,646	8,196	15,495	16,239
Interest, net	2,491	2,980	4,950	6,504
Operating	5,685	5,645	11,785	12,073
Real estate taxes, net	4,522	5,191	9,057	10,133
General and administrative	243	95	312	320
Provision for income taxes	36	37	69	73
Total	20,623	22,144	41,668	45,342

Gain on dispositions	1,474	1,906	2,009	5,439

Net income	$13,728	$12,572	$25,733	$26,793

Condensed Balance Sheets
			June 30, 2019	December 31, 2018
ASSETS
Property			$1,305,687	$1,268,557
Accumulated depreciation			(318,421)	(305,327)
Property, net			987,266	963,230
Other assets, net			100,815	104,267
Total			$1,088,081	$1,067,497

LIABILITIES AND EQUITY
Debt, net			$264,965	$269,113
Amounts payable to Weingarten Realty Investors and Affiliates			11,626	11,732
Other liabilities, net			30,108	24,717
Total			306,699	305,562

Equity			781,382	761,935

Total			$1,088,081	$1,067,497

Supplemental Income Statement Detail
	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018(1)	2019	2018(1)

Rentals, net
Fixed Payments:
Base minimum rent, net	$24,506	$23,149	$48,609	$47,763
Straight line rent	14	343	(115)	722
Over/Under-market rentals, net	80	95	125	204
Variable Payments:
Percentage rent	28	32	99	130
Tenant reimbursements	7,431	8,306	15,018	16,268
Other rental revenues	72	67	153	155
Lease cancellation revenue	14	89	14	89
Total	$32,145	$32,081	$63,903	$65,331

(1)	Reclassification of prior year's amounts were made to conform to the current year presentation.
Note:
The financial information on this page is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information
(at pro rata share)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
Condensed Statements of Income	2019	2018 (1)	2019	2018 (1)
Revenues:
Rentals, net	$12,099	$12,150	$24,021	$25,017
Other	388	399	785	759
Total	12,487	12,549	24,806	25,776
Expenses:
Depreciation and amortization	2,789	3,261	5,741	6,445
Interest, net	943	1,259	1,873	2,909
Operating	2,146	2,199	4,432	4,615
Real estate taxes, net	1,763	2,082	3,558	4,092
General and administrative	86	33	111	110
Provision for income taxes	17	18	33	35
Total	7,744	8,852	15,748	18,206

Gain on dispositions	1,106	1,219	1,380	3,582

Net income	$5,849	$4,916	$10,438	$11,152

Condensed Balance Sheets
			June 30, 2019	December 31, 2018
ASSETS
Property			$543,289	$514,578
Accumulated depreciation			(116,945)	(112,336)
Property, net			426,344	402,242

Notes receivable from real estate joint ventures and partnerships			3,764	3,901
Unamortized lease costs, net			11,369	11,794
Accrued rent, accrued customer contracts and accounts receivable (net of allowance for doubtful accounts of $293 in 2018)			7,121	10,060
Cash and cash equivalents			15,541	14,436
Out-of-market leases, net			652	757
Other assets, net			1,079	1,774
Total			$465,870	$444,964

LIABILITIES AND EQUITY
Debt, net			$86,872	$89,199
Amounts payable to Weingarten Realty Investors and Affiliates			4,891	4,950
Accounts payable and accrued expenses			11,974	8,129
Deferred revenue			1,455	1,098
Out-of-market leases, net			2,312	2,416
Other liabilities, net			296	281
Total			107,800	106,073

Equity			358,070	338,891

Total			$465,870	$444,964

Supplemental Income Statement Detail
	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018 (1)	2019	2018 (1)

Rentals, net
Fixed Payments:
Base minimum rent, net	$9,193	$8,647	$18,236	$18,273
Straight line rent	(1)	126	(61)	205
Over/Under-market rentals, net	12	12	—	33
Variable Payments:
Percentage rent	13	8	52	41
Tenant reimbursements	2,855	3,289	5,736	6,373
Other rental revenues	24	23	55	47
Lease cancellation revenue	3	45	3	45
Total	$12,099	$12,150	$24,021	$25,017
(1)Reclassification of prior year's amounts were made to conform to the current year presentation.
Notes: The above pro rata share information includes only the real estate operations of joint ventures and partnerships at WRI's ownership percentages.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%
June 30, 2019
(in thousands, except number of properties)

Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt

TIAA Florida Retail LLC	2	431	$122,974	$—
Collins	8	1,169	110,778	14,889
AEW - Institutional Client	5	437	100,644	—
BIT Retail	3	721	137,469	—
Jamestown	6	1,216	144,534	169,635
Fidelis Realty Partners	1	490	122,437	68,142
Sleiman Enterprises	2	177	16,446	12,299
Bouwinvest	3	359	162,468	—
Other	4	674	170,331	—

Total	34	5,674	$1,088,081	$264,965

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Joint venture in Florida
Fidelis Realty Partners	Joint venture in Texas
Sleiman Enterprises	Joint venture in Florida
Bouwinvest	Joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information at 100%
As of June 30, 2019
(in thousands, except number of properties, percentages and term)

Balance Summary

Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Collins	2	$15,072	6.2%	5.7
Jamestown	6	170,000	2.7%	2.0
Fidelis Realty Partners	1	69,628	3.8%	9.8
Sleiman Enterprises	2	12,366	4.2%	7.0

Total	11	$267,066	3.2%	4.3

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2019	$1,465	5.3%
2020	3,057	5.3%
2021	173,015	3.6%
2022	2,069	5.3%
2023	2,182	5.2%
2024	2,303	5.2%
2025	2,302	5.2%
2026	1,781	5.1%
2027	7,851	5.3%
2028	1,413	6.4%
Thereafter	69,628	3.9%
Total	$267,066

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure
As of June 30, 2019
(at pro rata share)
(in thousands, except percentages)

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2019	$733	5.3%
2020	1,528	5.3%
2021	35,507	4.1%
2022	1,034	5.3%
2023	1,091	5.2%
2024	1,151	5.2%
2025	1,151	5.2%
2026	890	5.1%
2027	3,926	5.3%
2028	706	6.4%
Thereafter	40,210	3.9%
Total	$87,927

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Notes:
All mortgages are fixed rate.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
As of June 30, 2019
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	Total Annualized Base Minimum Rent	% of Total Annualized Base Minimum Rent	Total SF	% of Total SF

1	TJX Companies, Inc.	A+/A2	34	$9,072	2.36%	874	3.93%
2	The Kroger Co.	BBB/Baa1	19	8,997	2.34%	1,121	5.04%
3	Whole Foods Market, Inc.	A+/A3	8	7,510	1.95%	347	1.56%
4	H-E-B	N/A/N/A	8	7,271	1.89%	540	2.43%
5	Ross Stores, Inc.	A-/A3	28	7,128	1.85%	583	2.62%
6	Petsmart, Inc.	B-/B3	20	5,743	1.49%	363	1.63%
7	Albertsons	N/A/N/A	14	5,487	1.42%	630	2.83%
8	24 Hour Fitness Inc.	B/B2	7	4,979	1.29%	197	0.89%
9	Home Depot, Inc.	A/A2	3	4,555	1.18%	333	1.50%
10	Dollar Tree Stores, Inc.	BBB-/Baa3	33	3,822	0.99%	338	1.52%
11	Bed Bath & Beyond, Inc.	BB+/Baa3	14	3,611	0.94%	330	1.48%
12	Best Buy, Inc.	BBB/Baa1	7	3,464	0.90%	209	0.94%
13	Office Depot, Inc.	B/Ba3	15	3,149	0.82%	259	1.16%
14	Walmart Stores, Inc.	AA/Aa2	6	3,035	0.79%	453	2.04%
15	Sprouts	N/A/N/A	6	2,808	0.73%	184	0.83%
16	Petco Animal Supplies, Inc.	CCC+/B3	14	2,781	0.72%	153	0.69%
17	Dick's Sporting Goods	N/A/N/A	4	2,662	0.69%	157	0.71%
18	Barnes & Noble Inc.	N/A/N/A	6	2,600	0.68%	153	0.69%
19	Starbucks Corporation	BBB+/Baa1	34	2,396	0.62%	54	0.24%
20	JPMorgan Chase Bank	A+/Aa2	18	2,379	0.62%	65	0.29%
21	Nordstrom	BBB+/Baa1	4	2,366	0.61%	90	0.40%
22	Hobby Lobby Stores, Inc.	N/A/N/A	5	2,309	0.60%	258	1.16%
23	Party City	B+/Ba3	14	2,195	0.57%	143	0.64%
24	Gap, Inc.	BB+/Baa2	7	2,168	0.56%	99	0.45%
25	CVS	BBB/Baa2	12	2,144	0.56%	130	0.58%

	Grand Total		340	$104,631	27.17%	8,063	36.25%

(1)	Tenant Names:	DBA Names:
	TJX Companies, Inc.	Marshalls (15), T.J. Maxx (13), Home Goods (6)
	The Kroger Co.	Kroger (8), Harris Teeter (4), Fry's Food (3), King Soopers (2), Ralph's (1), Smith's Food (1)
	Ross Stores, Inc.	Ross Dress for Less (25), dd's Discounts (3)
	Albertsons	Safeway (7), Randall's (3), Von's (2), Albertsons (1), Lucky Supermarket (1)
	Dollar Tree Stores, Inc.	Dollar Tree (30), Family Dollar (3)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (7), Cost Plus (5), buybuy BABY (2)
	Office Depot, Inc.	Office Depot (11), Office Max (4)
	Walmart Stores, Inc.	Walmart Neighborhood Market (4), Walmart (1), Walmart Supercenter (1)
	Sprouts	Sprouts Farmers Market (5), Sunflower Farmers Market (1)
	Dick's Sporting Goods	Dick's Sporting Goods (3), Golf Galaxy (1)
	Nordstrom	Nordstrom Rack (4)
	Gap, Inc.	Old Navy (6), Gap (1)

(2)	Target owns and occupies 18 units not included above.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent	Weighted Average Term (Years)

	All Leases
	Quarter Ended June 30, 2019				156	724	$17.20	$15.77	$5.35	9.1%
	Quarter Ended March 31, 2019				188	942	17.55	16.92	4.71	3.7%
	Quarter Ended December 31, 2018				155	741	16.82	15.03	4.53	11.9%
	Quarter Ended September 30, 2018				192	627	20.16	18.84	3.34	7.0%
	Rolling 12 months				691	3,034	$17.84	$16.57	$4.54	7.7%

	New Leases
	Quarter Ended June 30, 2019				35	103	$26.69	$22.25	$37.60	20.0%	7.9
	Quarter Ended March 31, 2019				43	117	26.94	24.16	37.98	11.5%	6.2
	Quarter Ended December 31, 2018				39	144	21.89	15.94	23.33	37.4%	6.6
	Quarter Ended September 30, 2018				36	77	28.22	25.04	26.78	12.7%	6.6
	Rolling 12 months				153	441	$25.46	$21.18	$31.17	20.2%	6.8

	Renewals
	Quarter Ended June 30, 2019				121	621	$15.62	$14.69	$—	6.3%
	Quarter Ended March 31, 2019				145	825	16.22	15.89	—	2.0%
	Quarter Ended December 31, 2018				116	597	15.59	14.81	—	5.3%
	Quarter Ended September 30, 2018				156	550	19.03	17.97	0.07	5.9%
	Rolling 12 months				538	2,593	$16.53	$15.80	$0.01	4.6%

	Comparable & Non-Comparable:
	Quarter Ended June 30, 2019				192	913
	Quarter Ended March 31, 2019				210	1,016
	Quarter Ended December 31, 2018				181	837
	Quarter Ended September 30, 2018				215	679
	Rolling 12 months				798	3,445

Lease
Expirations (1)

Assumes No Exercise of Renewal Options

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	—	0%	$—	0%	57	1%	$22.26	1%	57	0%	$22.26	0%
2019	235	2%	6.74	1%	464	7%	28.24	6%	699	3%	21.01	4%
2020	1,442	11%	11.80	10%	1,119	16%	28.90	16%	2,561	13%	19.27	13%
2021	1,635	12%	11.67	11%	1,256	18%	28.81	18%	2,891	14%	19.11	15%
2022	2,057	15%	13.23	16%	1,062	15%	29.54	15%	3,119	15%	18.79	16%
2023	1,814	14%	11.11	12%	936	13%	30.04	14%	2,750	14%	17.55	13%
2024 - 2029	5,439	41%	13.52	43%	1,975	28%	29.97	29%	7,414	36%	17.90	35%

(1)	Reflects in-place leases as of June 30, 2019.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Signed Basis
Anchor (1)	97.4%	96.6%	96.5%	96.6%	97.3%
Non-Anchor	90.4%	90.3%	90.7%	91.0%	90.3%
Total Retail	94.9%	94.3%	94.4%	94.6%	94.7%
Other	92.5%	92.8%	91.1%	82.6%	85.3%
Total Signed	94.8%	94.3%	94.4%	94.4%	94.6%

Commenced Basis
Anchor (1)	96.0%	95.2%	94.9%	94.9%	95.4%
Non-Anchor	87.3%	87.4%	88.2%	87.8%	87.0%
Total Retail	92.8%	92.3%	92.4%	92.3%	92.3%
Other	92.5%	92.8%	91.1%	81.7%	85.3%
Total Commenced	92.8%	92.3%	92.4%	92.2%	92.2%

Same Property (2)
Signed Basis	95.0%	94.8%	94.9%	94.7%	95.2%
Commenced Basis	93.0%	92.8%	93.0%	92.6%	93.0%

Leases Signed but not Commenced

	Number of Leases	Square Feet	Annual Base Rent	ABR PSF
Anchor (1)	10	195	$2,561	$13.13
Non-Anchor	107	255	7,082	27.77
Total	117	450	$9,643	$21.43

Average Base Rents (3)

	Quarter Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Commenced Basis
Anchor (1)	$13.65	$13.63	$13.56	$13.54	$13.38
Non-Anchor	29.43	29.40	29.05	28.78	28.60
Total	$19.37	$19.45	$19.35	$19.17	$18.97

Same Property Net Operating Income (4)

	Three Months Ended June 30,			Six Months Ended June 30,
	2019	2018	% Change	2019	2018	% Change
Revenue
Minimum Rent	$93,278	$90,359	3.2%	$185,912	$180,454	3.0%
Uncollectible Lease Income	811	103	687.4%	697	273	155.3%
Percentage Rent	843	821	2.7%	1,644	1,557	5.6%
Tenant Reimbursements (6)	28,232	28,593	-1.3%	55,772	55,846	-0.1%
Other	1,758	1,122	56.7%	4,015	2,676	50.0%
	$124,922	$120,998	3.2%	$248,040	$240,806	3.0%
Expenses
Property Operating Expenses	$20,392	$19,256	5.9%	$39,593	$37,578	5.4%
Real Estate Taxes (6)	16,214	16,957	-4.4%	32,642	33,751	-3.3%
	36,606	36,213	1.1%	72,235	71,329	1.3%
SPNOI	$88,316	$84,785	4.2%	$175,805	$169,477	3.7%

Redevelopment NOI (5)	8,219	6,839	20.2%	15,991	13,902	15.0%

SPNOI (Excl. Redevelopment)	$80,097	$77,946	2.8%	$159,814	$155,575	2.7%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.

(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.

(4)	Same Property NOI includes the Company's share of unconsolidated real estate joint ventures and partnerships.
It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Redevelopments refer to Page 13.

(6)	For 2019, due to the implementation of ASU 2016-02, "Leases", real estate taxes paid directly by tenants are no longer included in revenues and expenses.
Note: Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Top 40 Core-Based Statistical Area (CBSA) Ranked by Population
as of June 30, 2019
(at pro rata share)
(in thousands, except percentages and # of units)

CBSA		Property	Owned	% of	Occupancy
Rank	CBSA	Count	GLA	ABR (1)%

2	Los Angeles-Long Beach-Anaheim, CA	4	699	4.9%	98.2%
4	Dallas-Fort Worth-Arlington, TX	2	425	1.7%	86.9%
5	Houston-The Woodlands-Sugar Land, TX	31	3,480	16.4%	95.5%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	4	332	2.8%	98.5%
8	Miami-Fort Lauderdale-West Palm Beach, FL	13	2,023	10.3%	94.9%
9	Atlanta-Sandy Springs-Roswell, GA	9	1,201	5.0%	97.6%
11	Phoenix-Mesa-Scottsdale, AZ	15	1,499	6.3%	93.9%
12	San Francisco-Oakland-Hayward, CA	3	438	3.0%	94.9%
13	Riverside-San Bernardino-Ontario, CA	4	829	4.4%	97.3%
15	Seattle-Tacoma-Bellevue, WA	6	229	1.8%	98.6%
17	San Diego-Carlsbad, CA	3	286	1.5%	81.5%
18	Tampa-St. Petersburg-Clearwater, FL	4	912	3.9%	96.9%
19	Denver-Aurora-Lakewood, CO	5	797	3.4%	94.2%
22	Charlotte-Concord-Gastonia, NC-SC	1	117	0.4%	78.1%
23	Orlando-Kissimmee-Sanford, FL	6	1,039	5.0%	97.3%
24	San Antonio-New Braunfels, TX	4	488	1.5%	94.1%
25	Portland-Vancouver-Hillsboro, OR-WA	2	23	0.1%	93.9%
27	Sacramento--Roseville--Arden-Arcade, CA	1	104	0.3%	84.0%
28	Las Vegas-Henderson-Paradise, NV	5	914	3.4%	96.5%
30	Austin-Round Rock, TX	1	351	1.7%	98.8%
36	San Jose-Sunnyvale-Santa Clara, CA	2	303	1.6%	70.9%
	Top 40 CBSA's Ranked by Population	125	16,489	79.4%	94.8%
	All other CBSA's Ranked by Population	48	5,749	20.6%	94.8%
	Grand Total	173	22,238	100.0%	94.8%

	(1) ABR includes ground leases

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of June 30, 2019

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	19	1,878,682	93,341	884,480	2,856,503
Arkansas	1	180,200	—	—	180,200
California	21	3,278,408	—	651,937	3,930,345
Colorado	5	796,744	178,137	695,919	1,670,800
Florida	28	4,428,963	1,604,013	918,898	6,951,874
Georgia	10	1,204,374	137,068	559,234	1,900,676
Kentucky	1	168,697	—	49,410	218,107
Maryland	1	80,841	—	—	80,841
Nevada	5	913,823	—	557,793	1,471,616
New Mexico	1	118,521	—	27,330	145,851
North Carolina	11	1,563,495	—	293,952	1,857,447
Oregon	2	22,694	90,776	66,276	179,746
Tennessee	4	500,210	—	154,340	654,550
Texas	54	6,440,846	1,998,286	2,209,715	10,648,847
Utah	1	182,099	—	122,800	304,899
Virginia	3	250,811	—	—	250,811
Washington	6	228,981	325,254	65,571	619,806
Total	173	22,238,389	4,426,875	7,257,655	33,922,919

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
(5) Denotes Hilltop Village Center 50/50 Joint Venture with 100% funding by WRI.
( ) Retailers in parenthesis are not a part of the owned property.
Notes: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Property Listing
As of June 30, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	14.22	92.3%		Office Max, Ace Hardware
Camelback Miller Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		143,999	143,999	12.24	96.8%	Sprouts Farmers Market	T.J. Maxx, PetSmart
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	20.64	78.5%	Fry’s Supermarket	(LA Fitness)
Desert Village Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	23.60	94.8%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		112,055	304,107	9.04	92.4%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Madison Village	Phoenix-Mesa-Scottsdale, AZ		100.0%		90,264	90,264	26.81	91.3%	Safeway
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	25.61	75.1%	(Safeway)
Phoenix Office Building	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	84.0%		Weingarten Realty Regional Office, Endurance Rehab
Pueblo Anozira Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,532	157,532	16.61	96.0%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	30.01	100.0%	Whole Foods
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		75,213	205,013	17.35	94.8%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,093	155,093	33.31	97.7%	Safeway	CVS
Scottsdale Waterfront	Phoenix-Mesa-Scottsdale, AZ		100.0%		93,334	93,334	36.41	100.0%		Olive & Ivy, P.F. Chang's, David's Bridal, Urban Outfitters
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,713	60,713	19.85	100.0%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,151	322,992	24.53	98.2%	Safeway	(Target), CVS, OfficeMax, PetSmart
Entrada de Oro Plaza Shopping Center	Tucson, AZ		100.0%		88,665	109,075	21.01	93.8%	Walmart Neighborhood Market
Madera Village Shopping Center	Tucson, AZ		100.0%		96,697	106,858	12.96	98.1%	Safeway	Dollar Tree, Pet Club
Oracle Wetmore Shopping Center	Tucson, AZ		100.0%		150,170	343,298	25.50	98.7%		(Home Depot), (Nordstrom Rack), Jo-Ann Fabric, Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	18.50	79.4%		(CVS Drug)
Arizona Total:	# of Properties:	19			1,878,682	2,856,503	20.54	94.1%
Arkansas
Markham West Shopping Center	Little Rock-North Little Rock-Conway, AR		100.0%		180,200	180,200	10.54	100.0%		Academy, Office Depot, Michaels, Dollar Tree
Arkansas Total:	# of Properties:	1			180,200	180,200	10.54	100.0%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,775	169,775	45.11	98.5%	Trader Joe's	CVS, Crunch, AMC Theaters, CB2
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	15.87	100.0%	Superior Grocers	Dollar Tree
The Westside Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		36,540	36,540	47.26	82.1%		Guitar Center
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	20.13	99.2%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,913	310,913	22.18	97.6%	Smart & Final Stores	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		208,656	307,826	20.70	97.2%	(Winco Foods)	Burlington, PetSmart, Rite Aid, Big 5
Jess Ranch Marketplace Phase III	Riverside-San Bernardino-Ontario, CA		100.0%		184,809	194,342	20.76	97.6%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness

Weingarten Realty Investors
Property Listing
As of June 30, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Menifee Town Center	Riverside-San Bernardino-Ontario, CA		100.0%		124,431	258,734	17.09	96.2%	Ralph's	Ross Dress for Less, Dollar Tree
Valley Shopping Center	Sacramento--Roseville--Arden-Arcade, CA		100.0%		103,791	107,191	12.60	84.0%	Food 4 Less
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		129,676	129,676	27.87	65.1%		T.J. Maxx, Dollar Tree, BevMo
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		120,160	134,420	19.55	95.5%	Vons	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		35,880	81,086	35.44	94.1%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	31.48	100.0%	Safeway	24 Hour Fitness, Petco
Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,689	352,778	25.37	98.1%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		143,055	232,824	26.61	87.1%	(Safeway)	(CVS), Jo-Ann Fabric, 99 Cents Only, Petco
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		170,925	170,925	22.90	52.5%		BevMo, Dollar Tree
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		131,821	201,716	34.34	94.7%	Sprouts Farmers Market	Walgreens
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	16.94	97.3%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	15.87	96.6%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		112,677	112,677	22.10	98.2%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,026	162,026	21.87	95.3%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	21			3,278,408	3,930,345	23.47	92.8%
Colorado
Aurora City Place	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	178,137	538,274	17.21	82.2%	(Super Target)	Barnes & Noble, Ross Dress For Less, PetSmart, Michaels, Conn's
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		100.0%		109,080	109,080	19.00	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	12.80	97.2%	King Sooper's	Ace Hardware, (Target)
Lowry Town Center	Denver-Aurora-Lakewood, CO		100.0%		76,698	129,398	30.58	97.1%	(Safeway)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		288,276	623,500	16.01	97.1%		(Target), (Costco), Regal Cinema, Michaels, Conn's, PetSmart
Colorado Total:	# of Properties:	5			796,744	1,670,800	17.80	94.2%
Florida
Argyle Village Shopping Center	Jacksonville, FL		100.0%		306,506	306,506	12.86	98.5%	Publix	Bed Bath & Beyond, T.J. Maxx, Jo-Ann Fabric, Michaels
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	46,134	188,278	13.99	98.2%	(Walmart Supercenter)	T.J. Maxx, HomeGoods, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	14.74	100.0%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	16.58	100.0%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		117,423	117,423	23.76	95.6%	Aroma Market & Catering	Ross Dress for Less
Deerfield	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		402,436	408,417	14.13	93.3%	Publix	T.J. Maxx, Marshalls, Cinépolis, YouFit, Ulta
Embassy Lakes Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		131,723	142,751	14.53	85.8%	Ideal Food Basket	Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	25,373	148,841	18.93	94.6%	Publix
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	74,609	416,769	21.01	98.7%	Publix	Target, Chewy.com
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	46,690	236,478	19.56	95.0%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	60,684	323,677	15.50	100.0%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		98,851	98,851	18.22	92.0%	Publix	CVS, Dollar Tree
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	22,173	132,562	18.34	98.6%	Publix	CVS

Weingarten Realty Investors
Property Listing
As of June 30, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
The Palms at Town & County	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		657,652	657,652	27.21	97.3%	Publix	Kohl's, Marshalls, HomeGoods, Dick's Sporting Goods, 24 Hour Fitness, Nordstrom Rack, CVS
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		161,429	161,429	17.25	89.8%	Fresco Y Mas	T.J. Maxx, Dollar Tree
Vizcaya Square Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		110,081	110,081	17.77	99.0%	Winn Dixie
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		114,356	136,856	29.56	96.8%	Whole Foods Market
Clermont Landing	Orlando-Kissimmee-Sanford, FL		75.0%	(1)(3)	133,220	347,284	18.88	98.3%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL		100.0%		497,693	497,693	15.65	97.9%		Hobby Lobby, Ross Dress for Less, Marshalls, Old Navy, Staples, Stein Mart, Barnes & Noble, Petco, Big Lots
Phillips Crossing	Orlando-Kissimmee-Sanford, FL		100.0%		145,644	145,644	29.74	92.4%	Whole Foods	Golf Galaxy, Michaels
Shoppes of South Semoran	Orlando-Kissimmee-Sanford, FL		100.0%		103,779	103,779	12.84	97.4%	Walmart Neighborhood Market	Dollar Tree
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL		20.0%	(1)(3)	65,374	326,870	25.88	97.3%	Publix	HomeGoods, Stein Mart, Morton's of Chicago, Office Depot
Winter Park Corners	Orlando-Kissimmee-Sanford, FL		100.0%		93,311	93,311	28.51	100.0%	Sprouts Farmers Market
Pineapple Commons	Port St. Lucie, FL		20.0%	(1)(3)	51,019	269,449	16.82	98.9%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL		100.0%		245,958	245,958	15.41	95.9%		T.J. Maxx, HomeGoods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL		20.0%	(1)(3)	20,886	104,430	14.44	95.0%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL		100.0%		377,019	610,106	18.68	96.3%	(Publix)	Marshalls, Bealls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Sunset 19 Shopping Center	Tampa-St. Petersburg-Clearwater, FL		100.0%		267,819	267,819	16.00	98.8%	Sprouts Farmers Market	Hobby Lobby, Bed Bath & Beyond, Barnes & Noble, Old Navy, Cost Plus World Market
Florida Total:	# of Properties:	28			4,428,963	6,951,874	18.93	96.3%
Georgia
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	20.05	78.4%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	16.69	99.1%		Burlington, DSW, LA Fitness, American Signature
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,581	76,581	15.95	98.5%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,503	332,699	17.37	94.1%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,930	15.07	100.0%		buybuy BABY, Ross Dress for Less, Party City
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		381,738	381,738	21.54	99.2%	Walmart Supercenter	Hobby Lobby, Cost Plus World Market, DSW
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,205	18.00	100.0%	Publix
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		145,496	327,261	21.37	96.8%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		201,759	201,759	16.44	98.1%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	10			1,204,374	1,900,676	18.32	97.6%
Kentucky
Festival on Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	14.74	95.1%	Kroger	(PetSmart), (T.J. Maxx), Staples, Party City
Kentucky Total:	# of Properties:	1			168,697	218,107	14.74	95.1%

Weingarten Realty Investors
Property Listing
As of June 30, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Maryland
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,841	80,841	61.55	95.8%		Pier 1, DXL Mens Apparel
Maryland Total:	# of Properties:	1			80,841	80,841	61.55	95.8%
Nevada
Charleston Commons Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		332,298	366,952	18.53	99.3%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		167,654	195,367	13.37	96.0%	El Super	Factory 2 U, CVS
Francisco Center	Las Vegas-Henderson-Paradise, NV		100.0%		116,973	148,815	12.76	97.5%	La Bonita Grocery	(Ross Dress for Less)
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	14.04	100.0%	Smith’s Food
Westland Fair	Las Vegas-Henderson-Paradise, NV		100.0%		212,187	598,645	18.23	90.8%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Smart & Final
Nevada Total:	# of Properties:	5			913,823	1,471,616	15.98	96.5%
New Mexico
North Towne Plaza	Albuquerque, NM		100.0%		118,521	145,851	23.14	96.3%	Whole Foods Market	HomeGoods
New Mexico Total:	# of Properties:	1			118,521	145,851	23.14	96.3%
North Carolina
Galleria Shopping Center	Charlotte-Concord-Gastonia, NC-SC		100.0%		117,102	324,704	17.94	78.1%	(Walmart Supercenter)	Retro Fitness
Bull City Market	Durham-Chapel Hill, NC		100.0%		40,875	40,875	19.47	100.0%	Whole Foods Market
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,327	81,327	28.32	100.0%	Harris Teeter
Avent Ferry Shopping Center	Raleigh, NC		100.0%		119,652	119,652	18.27	89.4%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	7.59	100.0%	Food Lion
Falls Pointe Shopping Center	Raleigh, NC		100.0%		112,199	198,549	19.88	100.0%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		87,517	87,517	17.30	81.5%	Grocery Anchor
Leesville Towne Centre	Raleigh, NC		100.0%		127,106	127,106	20.20	100.0%	Harris Teeter	Walgreens
Northwoods Shopping Center	Raleigh, NC		100.0%		77,803	77,803	11.77	95.9%	Walmart Neighborhood Market	Dollar Tree
Six Forks Shopping Center	Raleigh, NC		100.0%		468,414	468,414	12.23	98.1%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,437	188,437	13.73	92.1%	Harris Teeter	Stein Mart, Walgreens
North Carolina Total:	# of Properties:	11			1,563,495	1,857,447	15.22	94.8%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,790	140,226	19.48	90.7%	(Winco Foods)	T.J. Maxx
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	26.09	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	2			22,694	179,746	21.98	93.9%
Tennessee
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	12.46	100.0%	Kroger

Weingarten Realty Investors
Property Listing
As of June 30, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		168,816	306,556	24.27	97.7%		(Target), Best Buy, PetSmart, REI
The Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		228,796	245,396	11.10	92.9%	Kroger	Marshalls, HomeGoods, Stein Mart
Tennessee Total:	# of Properties:	4			500,210	654,550	15.70	96.0%
Texas
Mueller Regional Retail Center	Austin-Round Rock, TX		100.0%		351,099	351,099	17.74	98.8%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy, Total Wine
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	69,963	281,255	18.85	89.8%		(Target), Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		28,000	145,000	8.00	12.9%		(Lowe's)
Rock Prairie Marketplace	College Station-Bryan, TX		100.0%		18,163	18,163	28.70	91.0%
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		352,800	462,800	16.65	88.3%	Sprouts Farmers Market	Burlington, PetSmart, T.J. Maxx, (Home Depot), buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX		20.0%	(1)(3)	72,667	363,335	18.21	80.0%		Nordstrom, Marshalls, Stein Mart, Office Depot, Petco
10-Federal Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,871	132,473	9.39	98.7%	Sellers Bros.	Palais Royal, Harbor Freight Tools
Alabama Shepherd Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		59,120	59,120	22.09	100.0%	Trader Joe's	PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX		100.0%		241,149	241,149	16.91	85.4%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michaels
Bellaire Blvd. Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		37,699	43,891	8.75	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX		100.0%		97,277	97,277	17.17	100.0%	99 Ranch Market
Citadel Building	Houston-The Woodlands-Sugar Land, TX		100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cypress Pointe	Houston-The Woodlands-Sugar Land, TX		100.0%		186,721	283,381	10.91	88.6%	Kroger	Ross Dress for Less
Galveston Place	Houston-The Woodlands-Sugar Land, TX		100.0%		210,361	210,361	11.88	97.8%	Randall’s	Office Depot, Palais Royal, Spec's
Griggs Road Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	12,014	80,093	9.85	86.5%		Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	14,043	93,620	20.74	95.0%		dd's Discount
HEB - Dairy Ashford & Memorial	Houston-The Woodlands-Sugar Land, TX		100.0%	(4)	36,874	36,874	N/A	100.0%		H-E-B Fulfillment Center
Heights Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		71,277	71,277	9.62	100.0%	Kroger	Goodwill
I45/Telephone Rd.	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	25,740	171,600	13.09	96.6%	Sellers Bros.	Famsa, Harbor Freight Tools
League City Plaza	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,420	129,467	19.37	60.1%		Spec’s
Market at Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		81,441	81,441	25.83	93.5%		Blink Fitness
Northbrook Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		174,181	174,181	15.88	95.6%	El Rancho Supermarket	Office Depot, Dollar Tree
Oak Forest Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		157,669	157,669	19.01	96.7%	Kroger	Ross Dress for Less, Dollar Tree, PetSmart
Randalls Center/Kings Crossing	Houston-The Woodlands-Sugar Land, TX		100.0%		126,397	126,397	18.84	99.1%	Randall’s	CVS
Richmond Square	Houston-The Woodlands-Sugar Land, TX		100.0%		92,657	92,657	29.73	100.0%		Best Buy, Cost Plus
River Oaks Shopping Center - East	Houston-The Woodlands-Sugar Land, TX		100.0%		71,265	71,265	14.20	98.0%	Kroger
River Oaks Shopping Center - West	Houston-The Woodlands-Sugar Land, TX		100.0%		229,792	229,792	40.53	96.0%	Kroger	Barnes & Noble, Talbots, Ann Taylor, GAP, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX		100.0%		166,777	166,777	18.43	100.0%		Gulf Coast Veterinary Specialists
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX		100.0%		10,000	55,460	35.69	88.5%		Freebirds Burrito

Weingarten Realty Investors
Property Listing
As of June 30, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX		70.0%	(1)	172,873	277,603	15.78	100.0%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	18,668	124,453	12.47	93.5%	Food-A-Rama	CVS, Family Dollar, Palais Royal
The Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX		100.0%		183,940	183,940	38.21	98.1%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX		100.0%		168,724	326,545	19.89	92.9%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX		57.8%	(1)(3)	283,399	490,734	24.95	93.9%	H-E-B	PetSmart, Academy, Nordstrom Rack, Burlington
West Gray	Houston-The Woodlands-Sugar Land, TX		100.0%		37,421	37,421	26.25	74.8%		Pier 1
Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		221,601	350,320	17.70	100.0%	Whole Foods Market	(Target), Ross Dress for Less, Palais Royal, Petco
Westhill Village Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		130,851	130,851	18.92	93.1%		Ross Dress for Less, Office Depot, 99 Cents Only
Independence Plaza	Laredo, TX		100.0%		347,302	347,302	14.48	99.4%	H-E-B	T.J. Maxx, Ross Dress for Less, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX		100.0%		243,596	485,463	15.29	97.5%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, HomeGoods
Plantation Centre	Laredo, TX		100.0%		136,701	144,343	17.84	100.0%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	143,976	500,084	12.72	94.7%		(Target), Dick's Sporting Goods, Conn's, Ross Dress for Less, Marshalls, Office Depot, (HomeGoods), (Forever 21)
Market at Nolana	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	20,569	245,057	23.53	76.4%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	53,956	301,174	18.53	95.4%	(Walmart Supercenter)	Kohl's, Dollar Tree
North Sharyland Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	1,788	3,576	N/A	100.0%
Northcross	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	37,644	75,288	18.75	87.4%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	180,458	492,825	15.65	94.3%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	51,851	103,702	N/A	100.0%	H-E-B
Trenton Crossing	McAllen-Edinburg-Mission, TX		100.0%		266,105	571,266	13.04	87.2%		(Target), (Kohl's), Hobby Lobby, Ross Dress for Less, Marshalls, PetSmart
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,347	176,694	14.35	98.0%	H-E-B	Bealls
Fiesta Trails	San Antonio-New Braunfels, TX		100.0%		398,670	478,670	14.33	94.1%	(H-E-B)	Marshalls, Bob Mills Furniture, Act III Theatres, Stein Mart, Petco
Parliament Square II	San Antonio-New Braunfels, TX		100.0%	(4)	54,541	54,541	N/A	100.0%		Incredible Pizza
Stevens Ranch	San Antonio-New Braunfels, TX		50.0%	(1)	10,657	21,314	N/A	66.3%
Thousand Oaks Shopping Center	San Antonio-New Braunfels, TX		15.0%	(1)	24,271	161,807	11.83	93.1%	H-E-B	Bealls, Tuesday Morning
Texas Total:	# of Properties:	54			6,440,846	10,648,847	18.24	94.5%
Utah
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	11.83	68.9%	Lucky Supermarket	(Target), Petco
Utah Total:	# of Properties:	1			182,099	304,899	11.83	68.9%
Virginia
Hilltop Village Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(5)	250,811	250,811	34.60	99.4%	Wegmans	L.A. Fitness
Virginia Total:	# of Properties:	1	100.0%		250,811	250,811	34.60	99.4%

Weingarten Realty Investors
Property Listing
As of June 30, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Washington
2200 Westlake	Seattle-Tacoma-Bellevue, WA		69.4%	(1)(3)	60,366	87,014	38.29	100.0%	Whole Foods
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,236	17.54	100.0%	(Safeway)	Jo-Ann Fabric, Tuesday Morning
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,384	30.83	98.3%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,735	21.81	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.92	98.9%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
The Whittaker	Seattle-Tacoma-Bellevue, WA		100.0%		62,427	62,427	34.40	96.6%	Whole Foods
Washington Total:	# of Properties:	6			228,981	619,806	30.37	98.6%
Total Operating Properties	# of Properties:	171			22,238,389	33,922,919	19.37	94.8%
New Development
Virginia
Centro Arlington	Washington-Arlington-Alexandria, DC-VA-MD-WV		90.0%	(1)(2)(3)	—	—			Harris Teeter
West Alex	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(2)	—	—			Harris Teeter
Virginia Total:	# of Properties:	2			—	—

Total New Developments	# of Properties:	2			—	—
Operating & New Development Properties	# of Properties:	173			22,238,389	33,922,919
Unimproved Land
Arizona
Lon Adams Rd. at Tangerine Farms Rd., Marana						422,532
Arizona Total:						422,532
Colorado
Highway 85 and Highway 285, Sheridan						247,247
Colorado Total:						247,247
Florida
SR 207 at Rolling Hills Dr., St. Augustine						69,696
State Road 100 & Belle Terre Parkway, Palm Coast						292,288
Florida Total:						361,984
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City						1,050,754
Georgia Total:						1,050,754
North Carolina
Capital Blvd & Stadium Drive, Wake Forest						95,354
Highway 17 and Highway 210, Surf City						1,948,831

Weingarten Realty Investors
Property Listing
As of June 30, 2019

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					911,929
North Carolina Total:					2,956,114
Texas
9th Ave. at 25th St., Port Arthur					243,065
Culebra Road and Westwood Loop, San Antonio					60,984
East Orem, Houston					121,968
FM 1957 (Potranco Road) and FM 211, San Antonio					5,245,321
FM 2920 and Highway 249, Tomball					95,832
Gattis School Rd. at A.W. Grimes Blvd., Round Rock					57,499
Highway 3 at Highway 1765, Texas City					200,812
Nolana Ave. and 29th St., McAllen					163,350
Northwest Freeway at Gessner, Houston					43,396
Rock Prairie Rd. at Hwy. 6, College Station					229,561
SH 151 and Ingram Rd., San Antonio					252,692
Shary Rd. at North Hwy. 83, Mission					172,498
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
US Hwy. 281 at Wilderness Oaks, San Antonio					396,962
West Little York at Interstate 45, Houston					161,172
Texas Total:					8,359,835
Total Unimproved Land					13,398,466

Other Topics of Interest

Weingarten Realty Investors
New Lease Guidance Implementation
(in thousands)

	Three Months Ended				Six Months Ended		For the Year Ended
	June 30, 2019	June 30, 2018	September 30, 2018	December 31, 2018	June 30, 2019	June 30, 2018	December 31, 2018

Rental Revenues:
Other rental income (restated in financial statements for prior periods)		$217	$325	$373		$636	$1,334
Real estate taxes paid directly by tenants (no restatement for prior periods)		(1,003)	(1,090)	(1,037)		(2,187)	(4,314)

Other:
Other rental income (restated in financial statements for prior periods)		(217)	(325)	(373)		(636)	(1,334)

Total Revenues		(1,003)	(1,090)	(1,037)		(2,187)	(4,314)

Operating Expenses:
Real estate taxes paid directly by tenants (no restatement for prior periods)		(1,003)	(1,090)	(1,037)		(2,187)	(4,314)

Total Operating Expenses		(1,003)	(1,090)	(1,037)		(2,187)	(4,314)

Net Income Changes		$—	$—	$—		$—	$—

Capitalized Amounts for Deferred Leasing Costs	$213	$2,588	$2,530	$2,577	$440	$5,136	$10,243
Right-Of-Use Assets	43,917				43,917
Lease Liabilities	42,747				42,747

Note: Estimated material amounts have been presented to assist with prior period comparability due to the implementation of Financial Accounting Standards Board's Accounting Standard Update No. 2016-02, "Leases" as of January 1, 2019.